                                                                    EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Hines Horticulture, Inc. (the "registrant") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I Robert
A. Ferguson, President, Chief Executive Officer and Director of the registrant, certify, pursuant to 18 U.S.C. ss.1350, that to our knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date: August 9, 2004
                                 /s/ ROBERT A. FERGUSON
                                 -----------------------------------------------
                                 Robert A. Ferguson
                                 President, Chief Executive Officer and Director (Principal Executive Officer)